SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement

☑	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

NOTIFY TECHNOLOGY CORPORORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
NOTIFY TECHNOLOGY CORPORATION

To All Shareholders:

     The 2003 Annual Meeting of the Shareholders of Notify Technology Corporation (the “Company”) will be held at the offices of Notify Technology Corporation located at 1054 S. De Anza Blvd., Suite #105, San Jose, California 95129 on March 26, 2003 at 10:00 a.m., to act on the following matters:

(1)	To elect six persons to the Company’s Board of Directors;

(2)	To ratify and approve an amendment to the Company’s 1997 Stock Plan to increase the number of shares issuable thereunder by 500,000 shares;

(3)	To approve an amendment to the Certificate of Determination to change the voting rights of the Company’s Series A Convertible Redeemable Preferred Stock to conform such voting rights to the policies of the Nasdaq Stock Market;

(4)	To ratify the appointment of Burr, Pilger & Mayer LLP as the Company’s independent auditors for the current fiscal year; and

(5)	To act on such other matters as may properly come before the meeting or any adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders who owned the Company’s Common Stock and Series A Preferred Stock at the close of business on February 4, 2003 are entitled to notice of and to vote at the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

By Order of the Board of Directors of NOTIFY TECHNOLOGY CORPORATION

By: Gerald W. Rice Secretary

Dated: March 5, 2003

PROXY STATEMENT FOR 2003 ANNUAL MEETING OF SHAREHOLDERS
General
Record Date and Shares Outstanding
Revocability of Proxies
Voting and Solicitation
Quorum; Abstentions; Broker Non-votes
Deadlines for Submission of Shareholder Proposals for 2004 Annual Meeting
Shareholder Nominations and Proposals
PROPOSAL NO. 1
ELECTION OF DIRECTORS
Nominees and Vote Required
Board Meetings and Committees
Compensation of Directors
Vote Required
PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1997 STOCK PLAN TO INCREASE THE
NUMBER OF SHARES ISSUABLE THEREUNDER BY 500,000 SHARES
Purpose and Effect of Amendments
Vote Required
PROPOSAL NO. 3
TO AMEND THE CERTIFICATE OF DETERMINATION TO CHANGE THE VOTING RIGHTS
OF THE COMPANY’S SERIES A PREFERRED STOCK TO CONFORM SUCH VOTING RIGHTS
TO THE POLICIES OF THE NASDAQ STOCK MARKET
Effect of the Amendment
Consequences of Non-Approval
Vote Required
PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Vote Required
AUDIT DISCLOSURE
Change in Independent Auditor
Audit Committee Report
Fees billed to the Company by Ernst & Young LLP during Fiscal 2002
EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
Employment Agreements and Change-in-Control Arrangements
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
November 2000 Private Placement
July 2001 Private Placement
COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
OTHER MATTERS
APPENDIX A
SUMMARY OF 1997 STOCK PLAN
Federal Income Tax Consequences
APPENDIX B
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF DETERMINATION OF NOTIFY TECHNOLOGY CORPORATION
(1) Voting Rights.
PROXY

NOTIFY TECHNOLOGY CORPORATION

PROXY STATEMENT FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Notify Technology Corporation (the “Company”) for use at the Annual Meeting of Shareholders to be held on March 26, 2003 at 10:00 a.m., local time (the “Annual Meeting”), or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s principal offices located at 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129. The telephone number at that address is (408) 777-7920.

     These proxy solicitation materials were mailed on or about March 5, 2003 to all shareholders entitled to vote at the Annual Meeting.

Record Date and Shares Outstanding

     Shareholders who owned the Company’s Common Stock and Series A Convertible Redeemable Preferred Stock at the close of business on February 4, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the record date, 5,784,721 shares of the Company’s Common Stock (the “Common Stock”) were issued and outstanding and 466,000 shares of the Company’s Series A Convertible Redeemable Preferred Stock (the “Preferred Stock”) entitled to a total of 4,660,000 votes on an as-converted-to-common-stock basis were issued and outstanding.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attn: Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted for the slate of directors described herein, for Proposals Two, Three and Four and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgement of the proxy holders.

Voting and Solicitation

     Each share of Common Stock outstanding on the Record Date entitles its owner to one vote on all matters. Each share of Preferred Stock outstanding on the Record Date entitles its owner to ten (10) votes on all matters, which is equal to the number of shares of Common Stock into which one share of Preferred Stock is convertible. With respect to the election of directors, every shareholder voting at the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder’s votes. On all other matters, each share of Common Stock has one vote and each share of Preferred Stock has ten (10) votes.

     The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telefax or telegram.

Quorum; Abstentions; Broker Non-votes

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares issued and outstanding on the Record Date, calculated on an as-converted-to-Common-Stock basis. Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the Annual Meeting (the “Votes Cast”) with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Deadlines for Submission of Shareholder Proposals for 2004 Annual Meeting

     Shareholders of the Company are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and the Bylaws of the Company. Shareholders wishing to present a proposal at the Company’s 2004 Annual Shareholder Meeting must submit such proposal to the Company by November 6, 2003 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under the Company’s Bylaws, a shareholder wishing to make a proposal at the 2004 Annual Shareholder Meeting must submit such a proposal to the Company prior to January 20, 2004.

Shareholder Nominations and Proposals

     The Company’s Bylaws provide that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. To be timely, a shareholder’s notice must be received by the Company not less than twenty (20) days prior to the meeting; provided, however, if fewer than thirty (30) days notice or prior public disclosure of the meeting date is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the tenth day following the day on which such notice was mailed or such public disclosure was made. In the notice, the shareholder must provide (a) as to each person, whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors; and (b) as to the shareholder giving the notice: (i) the name and address, as they appear on the Company’s books, of such shareholder, (ii) the class and number of shares of the Company which are beneficially owned by such shareholder, and (iii) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination.

     The Company’s Bylaws also provide that all business that can be conducted at the meeting must be properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) as specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. Business to be brought before the meeting by a shareholder shall not be considered properly brought if the shareholder has not given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to the principal executive offices of the Company not less than forty five (45) days prior to the date on which the Company first mailed proxy materials for the prior year’s annual meeting; provided, however, that if the Company’s annual meeting of shareholders occurs on a date more than thirty (30) days earlier or later than the Company’s prior year’s annual meeting, then the Company’s Board of Directors shall determine a date a reasonable period prior to the Company’s annual meeting of shareholders by which date the shareholders notice must be delivered and publicize such date in a filing pursuant to the Securities Exchange Act of 1934, as amended, or via press release. Such publication shall occur at least ten (10) days prior to the date set by the Board of Directors. A shareholder’s notice to the Secretary shall set forth, as to each matter, what the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the shareholder proposing such business, (iii) the class and number of shares of the Company, which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business, and (v) any other information that is required by law to be provided by the shareholder in his capacity as proponent of a shareholder proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees and Vote Required

     A board of six (6) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The six nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

     The names of the nominees, and certain information about them as of the record date, are set forth below.

			Director

Name of Nominee	Age	Position	Since

Paul F. DePond	49	President, Chief Executive Officer and Chairman of the Board of Directors of the Company	1994
Michael K. Ballard	47	Director	1995
Harold S. Blue	41	Director	2001
David A. Brewer	50	Director	2000
Andrew H. Plevin	39	Director	1998
Bertram J. Polan	51	Director	2002

     Paul F. DePond, our founder, has served as our President, Chief Executive Officer and Chairman of our board of directors since our inception in August 1994. From September 1992 through May 1994, Mr. DePond served as Vice President of Corporate Marketing at Telebit Corporation, a supplier of high speed modems and dialup remote access products. From January 1991 through September 1992, Mr. DePond served as Vice President of Marketing at Alantec Corporation, a manufacturer of networking products.

     Michael K. Ballard has served as one of our directors since January 1995. Since September 1996, Mr. Ballard has been the President of Savannah Chanelle Vineyards, Inc. and since 1998, Mr. Ballard has been a partner of Aragon Ventures LLC, a private equity investment firm. From September 1999 to November 2000, he served as President and Chief Executive Officer of e-lingo Corporation, an Internet translation infrastructure company, and from June 1996 to October 1997, he served as a Division Director for Cisco Systems, Inc.

     Harold S. Blue has served as a director of the Company since July 2001. Since January 2002, Mr. Blue has served as partner and President of Commonwealth Group Holding, Inc., an investment and merchant bank. From February 1993 to December 2000, Mr. Blue served as Chairman and CEO of ProxyMed, Inc., a healthcare information systems company. From 1979-1984 he was the founder and CEO of Budget Drugs, a pharmacy chain in South Florida. From 1984 to 1988 Mr. Blue was the founder and President of Best Generics, a generic pharmaceutical distributor, which was sold to IVAX Corporation in 1988 at which time Mr. Blue joined IVAX as a director. From 1990 to 1993, Mr. Blue was founder and CEO of Health Services, Inc., a physician practice management company, which was sold to InPhyNet Medical Management, Inc. In addition to being a director of the Company, Mr. Blue serves on the Board of Directors of EB2B Commerce, Inc., and Commonwealth Group Holding, Inc., which is the general partner of Commonwealth Associates, L.P. Mr. Blue was nominated for election to, and serves on the Board of Directors pursuant to provisions of that certain placement agency agreement between the Company and Commonwealth Associates, L.P. dated as of April 25, 2001 and amended as of July 11, 2001. The provision provides that Commonwealth Associates, L.P. shall have the right to designate two directors of the Company’s Board of Directors until less than 100,000 shares of the Company’s Series A Preferred Stock sold in the Company’s July 2001 private placement are outstanding.

     David A. Brewer has served as one of our directors since February 2000. Since January 1999, Mr. Brewer has served as general manager for Aragon Ventures LLC, a private equity investment firm. Mr. Brewer has been Chairman of the End Poverty Foundation, a charity organization, since January 2001. From November 1999 to present, Mr. Brewer has served as Chief Executive Officer of Explore Holdings LLC, a private equity investment firm, and from July 1995 to present he has served as a managing member of Inktomi LLC, an internet research company. From September 1996 to December 1998, Mr. Brewer served as President, Chief Executive Officer and director of Explore Technologies, Inc., an educational toy manufacturer. From February 1996 to May 1996, Mr. Brewer served as President, Chief Executive Officer, Chief Financial Officer and director of Inktomi Corporation, an internet software developer. Mr. Brewer was nominated for election to our board of directors pursuant to a requirement contained in that certain securities purchase agreement between us and Mr. Brewer dated March 4, 1999.

     Andrew H. Plevin has served as one of our directors since February 1998. Since September 2000, he has served as managing partner of Carnegie Hill Venture Partners, a private equity investment firm. From November 1997 to August 2000, Mr. Plevin served as President, Chief Executive Officer and Chief Financial Officer of Core Software Technology, Inc.

     Bertram J. Polan has served as one our directors since December 2002. Mr. Polan is President of Gemini-Bioproducts of Woodland, California, which he founded in 1985. Gemini is a provider of various biological products to the medical research and biotech communities. Mr. Polan was nominated for election to, and serves on the Board of Directors pursuant to provisions of that certain placement agency agreement between the Company and Commonwealth Associates, L.P. dated as of April 25, 2001 and amended as of July 11, 2001. The provision provides that Commonwealth Associates, L.P. shall have the right to designate two directors of the Company’s Board of Directors until less than 100,000 shares of the Company’s Series A Preferred Stock sold in the Company’s July 2001 private placement are outstanding.

Board Meetings and Committees

     The Board of Directors of the Company held a total of nine meetings during fiscal 2002. No director attended fewer than 75% of such meetings or of committee meetings held while such director was a member of the Board or of a committee. The committees of the Board of Directors include an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

     The Audit Committee of the Board of Directors consists of Messrs. Ballard, Brewer, and Plevin and held three meetings during fiscal 2002. The Audit Committee recommends engagement of the Company’s independent auditors, approves services performed by such auditors and reviews and evaluates the Company’s accounting system and its system of internal accounting controls. The Audit Committee has adopted a written charter. Each member of our Audit Committee other than Mr. Brewer is “independent” as defined under the National Association of Securities Dealers’ listing standards.

     The Compensation Committee of the Board of Directors consists of Messrs. Ballard, Brewer, and Plevin and held one meeting during fiscal 2002. Mr. DePond was a member of the Compensation Committee until his resignation in November 2002, when he was replaced by Messrs. Ballard and Brewer. The Compensation Committee reviews and administers the compensation of the officers of the Company and administers the Company’s 1997 Stock Plan.

Compensation of Directors

     The Company’s directors do not currently receive any cash compensation for service on the Company’s Board of Directors or any committee thereof. Directors are eligible for option grants under the Company’s 1997 Stock Plan.

Vote Required

     If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting and the total number of Votes Cast with respect to a nominee. Accordingly, abstentions will have the same effect as a vote against the nominee. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE ABOVE CANDIDATES FOR THE COMPANY’S BOARD OF DIRECTORS.

PROPOSAL NO. 2

     APPROVAL OF AN AMENDMENT TO THE COMPANY’S 1997 STOCK PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER BY 500,000 SHARES

     At the Annual Meeting, the shareholders are being requested to consider and approve an amendment to the Company’s 1997 Stock Plan, as amended (the “1997 Plan”), to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

     The 1997 Plan was adopted by the Board of Directors in January 1997. A total of 3,150,000 shares of Common Stock have been reserved for issuance under the 1997 Plan. As of January 31, 2002, options to purchase 2,140,952 shares of Common Stock were outstanding under the 1997 Plan and 988,710 shares remained available for future issuance under the 1997 Plan (without giving effect to the proposed increase in the proposed amendment). Options to purchase a total of 20,338 shares under the 1997 Plan had been exercised as of such date. In January 2003, the Board of Directors approved an increase of 500,000 shares issuable under the 1997 Plan, which, if approved by the shareholders at the 2003 Annual Meeting of the Shareholders, would increase the total shares reserved for issuance under the 1997 Plan since its inception to 3,650,000 shares. A summary of the principal terms of the 1997 Plan is located in Appendix A to this Proxy Statement.

Purpose and Effect of Amendments

     One purpose of the proposed amendments to the 1997 Plan is to increase the number of shares available for issuance under the 1997 Plan. The Board of Directors believes that this proposed amendment is in the best interests of the Company and its shareholders for a number of reasons. First, the Board of Directors believes that the Company’s 1997 Plan is vital to retaining, motivating and rewarding employees, executives and consultants by providing them with long-term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. Second, the Board of Directors believes that granting stock options to employees is an important contributor to aligning the incentives of the Company’s employees with the interests of the Company’s shareholders. Third, the increase in the number of shares reserved for issuance under the 1997 Plan will provide the Company with an adequate pool of options to compete effectively with other companies for existing and new employees. The Board of Directors believes that in order to remain competitive with other technology companies with regard to its long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company.

Vote Required

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendments to the 1997 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AMENDMENTS TO THE 1997 PLAN.

PROPOSAL NO. 3

TO AMEND THE CERTIFICATE OF DETERMINATION TO CHANGE THE VOTING RIGHTS
OF THE COMPANY’S SERIES A PREFERRED STOCK TO CONFORM SUCH VOTING RIGHTS
TO THE POLICIES OF THE NASDAQ STOCK MARKET

     In connection with the Company’s issuance of the Preferred Stock and related common stock purchase warrants in its July 2001 private placement, the Company filed a Certificate of Determination, Preferences and Rights of Series A Convertible Redeemable Preferred Stock (the “Certificate of Determination”) with the California Secretary of State, designating 900,000 shares of Series A Convertible Redeemable Preferred Stock and setting forth the designations, rights and preferences of those shares.

     The Certificate of Determination as originally filed by the Company provides that each share of Preferred Stock is entitled to a number of votes equal to the number of shares of Common Stock into which it is convertible. Each share of Preferred Stock is convertible into the number of shares of Common Stock determined by dividing the original purchase price of a share of Preferred Stock, $10.00, by the current conversion price (the “Conversion Price”). The Conversion Price currently equals $1.00. Therefore, each share of Preferred Stock is currently convertible into 10 shares of Common Stock and entitled to 10 votes. The Conversion Price is subject to downward adjustment if the Company issues or sells or is deemed to have issued or sold any shares of Common Stock, preferred stock, options, warrants or convertible securities, other than certain categories of stock specifically exempted in the Certificate of Determination, at a purchase price, conversion price or exercise price per share less than the then fair market value of such security or the Conversion Price (the “Price Based Anti-dilution Provision”). Thus, if such an adjustment were to occur, a share of Preferred Stock would be entitled to more than 10 votes.

     Nasdaq has informed the Company that it believes that the Preferred Stock is a second class of voting stock that violates Nasdaq Marketplace Rule 4351 with respect to voting rights. This rule will not permit a share of Preferred Stock to entitle its owner to more votes than its owner would be entitle to if the owner had purchased shares of Common Stock for the same amount of money as it had paid for one share of Preferred Stock. The original per share purchase price of the Preferred Stock was $10.00 and the closing price of the Common Stock as reported on the Nasdaq SmallCap Market was $1.46 on the date the Preferred Stock was issued. Accordingly, under Rule 4351, a share of Preferred Stock should be entitled to no more than 6.849315 votes ($10.00 divided by $1.46). In addition, Rule 4351 will not permit the voting power of Preferred Stock to increase relative to Common Stock as a result of the Price Based Anti-dilution Provision. For example, if the Conversion Price reduced pursuant to the Price Based Anti-dilution Provision, the number of shares of Common Stock issuable upon conversion of the Preferred Stock would increase. Accordingly, the voting power of the Preferred Stock would increase while the voting power of the Common Stock would not change.

     On July 15, 2002, the Company provided Nasdaq with a letter in which the Company covenanted to present a proposal to the Company’s shareholders for approval at the 2003 Annual Meeting of Stockholders to amend the Certificate of Determination to change the voting rights of the Preferred Stock to comply with Nasdaq Rules (the “Amendment”). The Amendment provides that the holder of each share of Preferred Stock will be entitled to 6.849315 votes. The Preferred Stock will no longer vote on an as-converted-to-Common Stock basis and the voting rights of the Preferred Stock will not change as a result of the Price Based Anti-dilution Provision. A copy of the Amendment is attached hereto as Appendix B.

     In July 2002, the Board of Directors adopted the Amendment, subject to shareholder approval, to conform the designations, rights and preferences of the Preferred Stock to the policies of the Nasdaq Stock Market as set forth above. In order to comply with the Company’s covenant to Nasdaq, the Company is now submitting the Amendment to the Company’s shareholders for their approval.

Effect of the Amendment

     The Amendment will reduce the voting rights of the holders of Preferred Stock. Under the terms of the Amendment, the number of votes that each share of Preferred Stock will be entitled will reduce from 10 votes to 6.849315 votes. In addition, if the Conversion Price reduces pursuant to the Price Based Anti-dilution Provision, the Preferred Stock will no longer be entitled to additional votes. In contrast, the Amendment will increase the relative voting power of the holders of the Common Stock for all matters submitted to a shareholder vote. Accordingly, the Company believes that the Amendment is beneficial to the Company’s common shareholders.

Consequences of Non-Approval

     Nasdaq Stock Market. The Company’s securities were delisted from the Nasdaq SmallCap Market in September 2002 when the Company did not comply with Nasdaq’s $1.00 minimum bid price standard and the minimum stockholder equity standard. Even if the Company were to meet these quantitative listing standards in the future under current rules, the Company would not be able to list its Common Stock on the Nasdaq Stock Market until the Amendment is approved by the Company’s shareholders.

     BBX Market. The Over-the-Counter Bulletin Board (the “OTCBB”), where the Company’s Common Stock currently trades, has announced that it will be replaced by a new exchange, the Bulleting Board Exchange (the “BBX”) in 2003. The proposed BBX listing rules with respect to voting rights are the same as the Nasdaq rules. If the Amendment is not adopted by the Company’s shareholders and if the proposed BBX listing rules with respect to voting do not change when the BBX is established, the Company’s Common Stock will not be eligible to be traded on the BBX market because the voting rights of the Preferred Stock does not comply with BBX listing rules.

     If the Company’s Common Stock is not eligible to transition to the BBX or any other listed market, the Common Stock will continue to be traded on the OTCBB for six months after the launch of the BBX. At that time, market makers may choose to move their positions in the Common Stock to the Pink Sheets. If the Company is unable to obtain a listing on the BBX, there may be no market for the Common Stock and the holders of Common Stock may have difficulty reselling any shares of Common Stock that they own.

Vote Required

     The approval of the amendment to the Certificate of Determination requires the affirmative vote of a majority of the outstanding shares of the Company’s Preferred Stock and Common Stock, voting as a single class, and the majority of the outstanding shares of the Preferred Stock, voting a separate class.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF DETERMINATION.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to the ratification by the shareholders, the Board of Directors appointed Burr, Pilger & Mayer LLP, independent public auditors to serve for the fiscal year ending September 30, 2003.

     The Board of Directors recommends that the shareholders vote for ratification of the appointment of Burr, Pilger & Mayer LLP as the Company’s independent auditors to audit the financial statements for the Company for the fiscal year ending September 30, 2003. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Representatives of Burr, Pilger & Mayer LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

     The affirmative vote of a majority of the Votes Cast will be required to ratify the appointment of Burr, Pilger & Mayer LLP as the Company’s independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF BURR, PILGER & MAYER LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

AUDIT DISCLOSURE

Change in Independent Auditor

     As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 22, 2003, on January 16, 2003 the Company dismissed its independent auditor, Ernst & Young LLP and appointed Burr, Pilger & Mayer LLP as its new independent auditor. These actions were approved by the Company’s Board of Directors upon the recommendation of its Audit Committee.

     Ernst & Young’s reports on the Company’s financial statements for the two fiscal years ended September 30, 2002 and September 30, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, or, with respect to the year ended September 30, 2001, modified for uncertainty. Ernst & Young’s report on the Company’s financial statements for the fiscal year ended September 30, 2002, did contain a going concern uncertainty modification. During the Company’s two most recent fiscal years, and through January 16, 2003, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the two most recent fiscal years of the Company ended September 30, 2002 or within the interim period through January 16, 2003. Ernst & Young’s letter to the Securities and Exchange Commission stating its agreement with the statements in this paragraph is filed as Exhibit 16 to the Company’s Current report on Form 8-K, dated January 22, 2003. Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting.

     During the years ended September 30, 2002 and 2001 and through January 16, 2003, the Company did not consult Burr, Pilger & Mayer LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Audit Committee Report

     The following is the audit committee’s report submitted to the Board of Directors for the fiscal year ended on September 30, 2002.

     The Audit Committee of the Board of Directors has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ending on September 30, 2002 with the Company’s management;

•	discussed with Ernst & Young LLP, the Company’s independent auditors for the year ended September 30, 2002, the materials required to be discussed by Statement of Auditing Standard 61;

•	reviewed the written disclosures and the letter from Ernst & Young LLP required by Independent Standards Board No. 1 and has discussed with Ernst & Young LLP its independence; and

•	considered whether the provision of non-audit services as noted in this Proxy Statement under the caption “Fees Billed to the Company by Ernst & Young LLP during Fiscal 2002” is compatible with maintaining Ernst & Young LLP independence and has determined that such provision of non-audit services is compatible.

     Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2002 Annual Report on Form 10-KSB.

AUDIT COMMITTEE
Michael K. Ballard
David A. Brewer
Andrew H. Plevin

Fees billed to the Company by Ernst & Young LLP during Fiscal 2002

     Audit Fees:

     Audit fees billed to the Company by Ernst & Young LLP during the Company’s 2002 fiscal year for review of the Company’s annual financial statements and those financial statements included in the Company’s quarterly reports on Form 10-QSB totaled $126,600.00.

     Financial Information Systems Design and Implementation Fees:

     The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2002.

     All Other Fees:

     Fees billed to the Company by Ernst & Young LLP during the Company’s 2002 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $48,400.00.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

     The following table sets forth information for the three most recently completed fiscal years concerning the compensation of (i) the Chief Executive Officer and (ii) all other executive officers of the Company who earned over $100,000 in salary and bonus in the fiscal year ended September 30, 2002 (together the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation

				Other Annual
Name and Principal		Salary	Bonus	Compensation
Position	Year	($)	($)	($)

Paul F. DePond	2002	$208,284	$22,500	—
Chief Executive Officer	2001	184,424	—	—
	2000	167,978	—	—
Gaylan I. Larson(2)	2002	90,837	10,000	—
Vice President, Operations	2001	102,633	—	—
	2000	136,154	—	—
Gerald W. Rice	2002	150,653	—	—
Chief Financial Officer	2001	134,573	—	—
	2000	122,634	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Long-Term Compensation

	Awards		Payouts

	Restricted	Securities
	Stock	Underlying	LTIP	All Other
Name and Principal	Award(s)	Options	Payouts	Compensation
Position	($)	(#)	($)	($)(1)

Paul F. DePond	—		—	$12,001
Chief Executive Officer	—	650,000	—	8,993
	—	50,000	—	9,570
Gaylan I. Larson(2)	—		—	11,251
Vice President, Operations	—	200,000	—	12,787
	—	50,000	—	7,852
Gerald W. Rice	—		—	9,840
Chief Financial Officer	—	160,000	—	11,237
	—	50,000	—	10,085

(1)	Represents payments of health insurance premiums on behalf of the Named Executive Officers.

(2)	Mr. Larson works on a part-time basis.

     The following tables set forth certain information for the Named Executive Officers with respect to grants and exercises in fiscal 2002 of options to purchase Common Stock of the Company:

Option Grants in Last Fiscal Year

Individual Grants

	Number of	% of Total
	Securities	Options
	Underlying	Granted	Exercise or
	Options Granted	to Employees	Base Price	Expiration
Name	(#)(1)	in Fiscal Year	($/Sh)	Date

Paul F. DePond	—	—	—	—
Gaylan I. Larson	—	—	—	—
Gerald W. Rice	—	—	—	—

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

	Shares	Value	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End (1)($)
	Acquired on	Realized
Name	Exercise(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Paul F. DePond	—	—	393,389	306,611	—	—
Gaylan I. Larson	—	—	176,7,23	73,277	—	—
Gerald W. Rice	—	—	143,123	66,877	—	—

Employment Agreements and Change-in-Control Arrangements

     In December 1996, we entered into an employment agreement with Paul F. DePond. The agreement, as amended from time to time, provided for an initial base annual salary of $130,000, which subsequently increased to $150,000 thirteen months following our initial public offering, and increased to $175,000 in February 2000 and to $200,000 in October 2001. Mr. DePond is eligible for a $50,000 bonus contingent upon our attainment of certain performance milestones.

     In the event that the Company terminates Mr. DePond without cause within twelve (12) months following a change in control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of twelve (12) months. In the event that the Company terminates Mr. DePond without cause apart from a change of control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of three (3) months. Mr. DePond is not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, Mr. DePond is entitled to receive only those severance or disability benefits as are established under the Company’s then existing severance and benefits plans and policies.

     In December 1996, we entered into an employment agreement with Mr. Rice that provided for an initial base annual salary of $105,000. Mr. Rice’s base salary increased to $130,000 in February 2000 and to $150,000 October 2001. Under the agreement, Mr. Rice is eligible to receive annual bonuses based on an earnings target approved by our board of directors. In November 2002, we entered into an employment agreement with Mr. Larson that provides that Mr. Larson will be paid an initial base annual salary of $96,000 and that Mr. Larson will work a minimum of 24 hours per week.

     In the event that the Company terminates Messrs. Larson or Rice without cause within twelve (12) months following a change in control, Messrs. Larson and Rice will be entitled to receive severance compensation equal to a continuation of his salary for a period of six (6) months. In the event that the Company terminates Mr. Larson without cause apart from a change of control, Mr. Larson is entitled to receive severance compensation equal to a continuation of his salary for a period of three (3) months. In the event that the Company terminates Mr. Rice without cause apart from a change of control, Mr. Rice is entitled to receive severance compensation equal to a continuation of his salary for a period of six (6) months. Messrs. Larson and Rice are not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, the terminated officer is entitled to receive only those severance or disability benefits as are established under the Company’s then existing severance and benefits plans and policies.

     The foregoing agreements define a “change in control” as (i) the acquisition of more than 30% of our voting securities by any person or group; (ii) a change in a majority of our board of directors occurring within a two year period; or (iii) the approval by our shareholders of a transaction which would result in a transfer of more than 50% of our voting power provided, however, that a public offering of our common stock does not constitute a change of control. The agreements define “cause” as an act of dishonesty in connection with employment; a conviction of a felony that will detrimentally affect our reputation or business; willful and gross misconduct injurious to us; and continued and willful failure to perform duties. The agreements define “disability” as the inability to perform duties under the agreement due to mental or physical illness determined to be total and permanent by a physician

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth certain information regarding beneficial ownership of our common stock and our Series A Preferred Stock as of November 30, 2002 by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of that class of our stock, (ii) each of our directors, (iii) each of the executive officers, and (iv) all directors and executive officers as a group.

     These tables are based on information provided to us or filed with the SEC by our directors, executive officers and principal shareholders. Unless otherwise indicated, the address for each shareholder listed in the following tables is c/o Notify Technology Corporation, 1054 S. De Anza Blvd., Suite 105, San Jose, California 95129.

COMMON STOCK

	Common Shares Beneficially Owned

Name and Address of Beneficial Owner	Number(1)	Percentage (1)

Michael S. Falk(2)	2,990,434	34.1%
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
ComVest Management LLC(3)	2,357,801	29.0
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
ComVest Venture Partners, LP(4)	2,357,801	29.0
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
David A. Brewer(5)	1,957,545	29.8
Robert Priddy(6)	1,350,000	18.9
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
RMC Capital, LLC(7)	1,350,000	18.9
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
Paul F. DePond(8)	805,842	14.2
Commonwealth Associates Management Company, Inc.(9)	483,421	7.7
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
Commonwealth Associates, L.P.(10)	483,421	7.7
830 Third Avenue
New York, NY 10022
Gaylan I. Larson(11)	338,518	6.7
Andrew Plevin(12)	292,986	2.8
Gerald W. Rice(13)	210,769	3.9

Michael Ballard(14)	124,781	2.1
Harold S. Blue(15)	49,915	*
Bertram Polan	—	*
All directors and executive officers as a group (9 persons)	3,920,769	51.1

*	less than 1%

(1)	Applicable percentage of ownership is based on 5,783,678 shares of our common stock outstanding as of November 30, 2002 together with applicable options, warrants or convertible Series A Preferred Stock for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of common stock (i) issuable upon exercise of options or warrants that are currently exercisable or are exercisable within 60 days after November 30, 2002 or (ii) issuable upon conversion of Series A Preferred Stock that is currently convertible or is convertible within 60 days after November 30, 2002 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or Series A Preferred Stock, but are not deemed outstanding for computing the percentage of any other shareholder.

(2)	Consists of (i) 2,357,801 shares issuable to ComVest Venture Partners, LP, (ii) 483,421 shares issuable to Commonwealth Associates, L.P. and (iii) 149,214 shares issuable to Mr. Falk upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon the exercise of an option to purchase 1.105267 units, in which each unit consists of 10,000 shares of Series A Preferred Stock and a warrant to purchase 35,000 shares of common stock (a “Preferred Unit”). Mr. Falk is a manager of ComVest Management LLC, which is the general partner of ComVest Venture Partners, LP, and a director of Commonwealth Associates Management Company, Inc., which is the general partner of Commonwealth Associates, L.P. Mr. Falk shares voting and dispositive power over the shares held by ComVest Venture Partners, LP and Commonwealth Associates, L.P.

(3)	Consists of 2,357,801 shares issuable to ComVest Venture Partners, LP. ComVest Management LLC is the general partner of ComVest Venture Partners, LP and shares voting and dispositive power over the shares held by ComVest Venture Partners, LP.

(4)	Consists of (i) 608,151 shares issuable upon exercise of warrants, (ii) 1,400,000 shares issuable upon conversion of 140,000 shares of Series A Preferred Stock and (iii) 349,650 shares issuable upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon exercise of an option to purchase 2.59 Preferred Units.

(5)	Includes (i) 733,244 shares issuable upon exercise of warrants, (ii) 40,000 shares issuable upon exercise of options, (iii) 7,201 shares of common stock owned by New Madrone Fund, Inc., of which Mr. Brewer is a shareholder and (iv) 3,500 shares of common stock issuable upon exercise of warrants owned by JEB Associates, of which Mr. Brewer is a shareholder.

(6)	Includes 1,350,000 shares issuable to RMC Capital, LLC. Mr. Priddy is a manager of RMC Capital, LLC and shares voting and dispositive power over these shares.

(7)	Includes 1,000,000 shares issuable upon conversion of 100,000 shares of Series A Preferred Stock and 350,000 shares issuable upon exercise of warrants.

(8)	Includes 25,000 shares issuable upon exercise of warrants and 462,500 shares issuable upon exercise of options.

(9)	Consists of 483,421 shares issuable to Commonwealth Associates, L.P. Commonwealth Associates Management Company, Inc. is the general partner of Commonwealth Associates, L.P. and shares voting and dispositive power over the shares held by Commonwealth Associates, L.P.

(10)	Includes 483,421 shares issuable upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon the exercise of an option to purchase 3.580907 Preferred Units.

(11)	Includes 201,389 shares issuable upon exercise of options.

(12)	Includes 4,250 shares issuable upon exercise of warrants and 50,000 shares issuable upon exercise of options.

(13)	Includes 161,389 shares issuable upon exercise of options.

(14)	Includes 60,000 shares issuable upon exercise of options.

(15)	Includes 43,248 shares issuable upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon the exercise of an option to purchase 0.320367 Preferred Units. Also includes 6,667 shares issuable upon exercise of options.

SERIES A PREFERRED STOCK

	Shares of Series A Preffered Stock
	Beneficially Owned
Name and Address of Beneficial Owner	Number(1)	Percentage (1)

Michael S. Falk(2)	212,761	39.5%
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
ComVest Management LLC(3)	165,900	33.7
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
ComVest Venture Partners, LP(4)	165,900	33.7
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
Robert Priddy(5)	100,000	21.5
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
RMC Capital, LLC	100,000	21.5
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
Commonwealth Associates Management Company, Inc(6)	35,809	7.1
c/o Commonwealth Associates, L.P.
830 Third Avenue
New York, NY 10022
Commonwealth Associates, L.P.(7)	35,809	7.1
830 Third Avenue
New York, NY 10022
Harold S. Blue(8)	3,203	*
David A. Brewer	—	—
Paul F. DePond	—	—
Gaylan I. Larson	—	—
Andrew Plevin	—	—
Gerald W. Rice	—	—
Michael Ballard	—	—
Bertram Polan	—	—
All directors and executive officers as a group (9 persons)	3,203	*

*	less than 1%

(1)	Applicable percentage of ownership is based on 466,000 shares of Series A Preferred Stock outstanding as of November 30, 2002 together with applicable warrants for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of Series A Preferred Stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days after November 30, 2002 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other shareholder.

(2)	Consists of (i) 140,000 shares held by ComVest Venture Partners, LP, (ii) 25,900 shares issuable to ComVest Venture Partners, LP, (iii) 35,809 shares issuable to Commonwealth Associates, L.P. and (iv) 11,052 shares issuable to Mr. Falk upon exercise of an option. Mr. Falk is a manager of ComVest Management LLC, which is the general partner of ComVest Venture Partners, LP, and a director of Commonwealth Associates Management Company, Inc., which is the general partner of Commonwealth Associates, L.P. Mr. Falk shares voting and dispositive power over the shares held by ComVest Venture Partners, LP and Commonwealth Associates, L.P.

(3)	Consists of 140,000 shares held by ComVest Venture Partners and 25,900 shares issuable to ComVest Venture Partners, LP. ComVest Management LLC is the general partner of ComVest Venture Partners, LP and shares voting and dispositive power over the shares held by ComVest Venture Partners, LP.

(4)	Includes 25,900 shares issuable upon the exercise of an option.

(5)	Consists of 1,000,000 shares held by RMC Capital, LLC. Mr. Priddy is a manager of RMC Capital, LLC and shares voting and dispositive power over these shares.

(6)	Consists of 35,809 shares issuable to Commonwealth Associates, L.P. Commonwealth Associates Management Company, Inc. is the general partner of Commonwealth Associates, L.P. and shares voting and dispositive power over the shares held by Commonwealth Associates, L.P.

(7)	Consists of 35,809 shares issuable upon the exercise of an option.

(8)	Consists of 3,203 shares issuable upon the exercise of an option.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information with respect to our 1997 Stock Plan as of September 30, 2002.

	(a)	(b)	(c)

Number of
securities
remaining available
	Number of		for future issuance
	securities to be		under equity
	issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding
	outstanding	outstanding	securities
	options, warrants	options, warrants	reflected in column
Plan Category	and rights	and rights	(a))

Equity compensation
plans approved by	2,152,055	$2.184	977,607
security holders
Equity compensation
plans not approved	N/A	N/A	N/A
by security holders

Total	2,152,055	$2.184	977,607

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

March 1999 Private Placement

     In March 1999, we sold to David A. Brewer, a member of our board of directors, in a private placement 850,000 shares of common stock and warrants to purchase 1,344,444 shares of common stock for an aggregate consideration of $3,060,000. The warrants consisted of four warrants to purchase 155,800 shares of common stock at $3.60 per share and one warrant to purchase 721,244 shares of common stock at $3.60 per share. The four warrants to purchase 155,800 shares of common stock terminated at the earlier of (i) our achievement of certain milestones or (ii) September 3, 2000. The termination date for the warrant to purchase 721,244 shares of common stock is March 3, 2003. In connection with the sale of the common stock and warrants to Mr. Brewer, we agreed to issue additional warrants to Mr. Brewer if we sold shares of our common stock in a capital raising transaction at a price below $3.60 per share prior to the earlier of (1) March 3, 2002 or (2) our calling our outstanding Class A warrants. In addition, we agreed to register for resale the common stock sold in the private placement and the common stock underlying the warrants.

     Mr. Brewer exercised two of the four warrants on October 11, 1999 and received 311,600 shares of common stock underlying such warrants for an aggregate exercise price of $1,121,760. At the same time, we renegotiated the two remaining warrants to restate the milestone on one and extend both warrants until March 1, 2001 or 30 days after we meet certain product sales or revenue milestones. In February 2000, Mr. Brewer exercised one of these warrants and received 155,800 shares of common stock for an aggregate purchase price of $560,880. The other warrant to purchase 155,800 shares has expired.

     In October 2000 and in July 3001, Mr. Brewer agreed to waive his right to be issued additional warrants if we issued shares of our capital stock at a price below $3.60 per share with respect to the November 2000 and July 2001 private placements described below.

November 2000 Private Placement

     In November 2000, we sold in a private placement, 376,865 shares of common stock and warrants to purchase 188,424 shares of common stock for an aggregate purchase price of $1,225,000. Mr. Andrew H. Plevin, a member of our board of directors, purchased 76,916 shares of common stock and warrants to purchase 38,458 shares of common stock for an aggregate consideration of $250,000 in this private placement. The warrants consisted of two warrants to purchase 19,229 shares of common stock at $3.25 per share. We agreed to issue additional warrants and to decrease the exercise price of the warrants if we sold shares of our common stock in a capital raising transaction at a price below $3.25 per share prior to the earlier of (1) November 7, 2003 or (2) our calling our outstanding Class A warrants. In addition, we agreed to register for resale the common stock sold in the private placement and the common stock underlying the warrants.

     In July 2001, Mr. Plevin agreed to waive his right to be issued additional warrants if we issued shares of our capital stock at a price below $3.25 per share with respect to the July 2001 private placement described below. In July 2001, the per share exercise price of Mr. Plevin’s two warrants decreased to $1.00 per share as a result of the July private placement and Mr. Plevin exercised his two warrants and received 38,458 shares of common stock for an aggregate purchase price of $38,458.

July 2001 Private Placement

     On July 20, 2001, we completed a preferred stock and warrant financing. In the financing, we sold shares of our Series A Preferred Stock convertible into an aggregate of 5,010,000 shares of our common stock and warrants to purchase an aggregate of 1,753,500 shares of common stock at an exercise price of $1.00 per share. The proceeds from the financing, net of the placement agent’s commission, were approximately $4,509,000.

     We issued to ComVest Venture Partners, L.P. a warrant to purchase 118,151 shares of common stock on May 15, 2001 in connection with ComVest Venture Partners’ commitment to invest in the financing the difference between $5,000,000 and the aggregate amount of money invested by all other investors in the financing. In the financing, ComVest purchased approximately $1,400,000 of securities. In addition, we granted Commonwealth Associates, L.P., the placement agent for the financing, an option to purchase (i) shares of Series A Preferred Stock convertible into an aggregate of 926,850 shares of common stock and (ii) a warrant to purchase 324,397 shares of common stock.

     We agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of common stock underlying all securities issued in connection with the financing. Also, we agreed to appoint two designees of Commonwealth Associates, L.P. to our board of directors and to cause the authorized number of directors on our board of directors to be no greater than six prior to our next annual meeting of shareholders. Messrs. Harold S. Blue and Bertram J. Polan are Commonwealth Associates’ designees to our board of directors. We have covenanted to provide Commonwealth Associates, L.P. with (i) finder’s fees in connection with certain future financings, (ii) observation rights of members of our board of directors and (iii) membership rights to committees of the board of directors.

     We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the “SEC”) and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended September 30, 2001 all filing requirements applicable to its officers, directors and ten percent shareholders were fulfilled.

OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope that has been enclosed, at your earliest convenience.

The Board of Directors

By: Gerald W. Rice Secretary

Dated: March 5, 2003

APPENDIX A

SUMMARY OF 1997 STOCK PLAN

(reflects proposed amendment)

     The Company’s 1997 Stock Plan, as amended (the “1997 Plan”), was adopted by the Board of Directors in January 1997. Including the 500,000 shares reserved for issuance by the Board of Directors in January 2003, a total of 3,650,000 shares of Common Stock currently are reserved for issuance under the 1997 Plan.

     General. The purposes of the 1997 Plan are to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company’s business. Options and stock purchase rights may be granted under the 1997 Plan. Options granted under the Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options.

     Administration. The 1997 Plan may generally be administered by the Board of Directors or the Committee appointed by the Board of Directors (as applicable, the “Administrator”).

     Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the 1997 Plan to employees, directors and consultants of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

     The 1997 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 600,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted options to purchase up to an additional 50,000 shares of Common Stock.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

     (a)      Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a greater than 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

     (b)      Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 1997 Plan generally vest and become exercisable over five years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

     (c)      Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a greater than 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

     (d)      Termination of Employment. If an optionee’s employment or consulting relationship terminates for any reason (other than death or disability), the optionee may exercise his or her option within such period of time as is specified in the option agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option shall remain exercisable for three (3) months following the optionee’s termination.

     (e)      Death or Disability. If an optionee’s employment or consulting relationship terminates as a result of disability, the optionee may exercise his or her option within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the option agreement) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee’s termination. If an optionee’s employment or consulting relationship terminates as a result of death while the optionee is an employee or consultant, the option may be exercised by the optionee’s estate or a person who acquired the right to exercise the option by bequest or inheritance within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the notice of grant) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee’s death.

     (f)      Nontransferability of Options and Stock Purchase Rights. Unless otherwise determined by the Administrator, options and stock purchase rights granted under the 1997 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

     (g)      Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1997 Plan as may be determined by the Administrator.

     Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the standard form of restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1997 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1997 Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee’s options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

     In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

     Amendment and Termination of the Plan. The Board of Directors may amend, alter, suspend or terminate the 1997 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 1997 Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board of Directors or shareholders may alter or impair any option or stock purchase right previously granted under the 1997 Plan without the written consent of the optionee. Unless terminated earlier, the 1997 Plan shall terminate 10 years from the date of its approval by the shareholders or the Board of Directors of the Company, whichever is earlier.

Federal Income Tax Consequences

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or greater than 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company’s right to repurchase the stock upon the purchaser’s termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or greater than 10% shareholder of the Company.

     The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and the Company with respect to the grant and exercise of options and stock purchase rights under the 1997 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

APPENDIX B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF DETERMINATION

OF NOTIFY TECHNOLOGY CORPORATION

     The undersigned, Paul F. DePond and Gerald W. Rice, hereby certify that:

     1.     They are the President and Chief Executive Officer, and Chief Financial Officer, respectively, of Notify Technology Corporation (the “Company”).

     2.     Section (1) of the Certificate of Determination, Preferences and Rights of Series A Convertible Redeemable Preferred Stock of the Company, which was filed with the Secretary of State of the Sate of California on July 13, 2001, is hereby amended to read in its entirety as follows:

    “ (1)     Voting Rights.

          (a) Series A Preferred Stock. Except as otherwise provided herein or the Amended and Restated Articles of Incorporation or required by law, the holders of the Preferred Shares and the holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”) shall vote together as a single class. Each Preferred Share shall entitle the holder thereof to 6.849315 votes (the “Preferred Vote Number”) on all matters submitted to the vote of the shareholders of the Company (subject to adjustment as set forth below in Section 1(b).

          (b) Proportional Adjustments in Preferred Vote Number.

               (i)    Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time on or after the Original Issuance Date effects a subdivision of the outstanding Common Stock, the Preferred Vote Number then in effect immediately before that subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding shares of Common Stock into a smaller number of shares, the Preferred Vote Number then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this subsection (i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

               (ii)    Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then and in each such event, the Preferred Vote Number then in effect shall be increased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Preferred Vote Number then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefore, the Preferred Vote Number shall be recomputed accordingly as of the close of business on such record date and thereafter the Preferred Vote Number shall be adjusted pursuant to this subsection (ii) as of the time of actual payment of such dividends or distributions.

          (c) Common Stock. Each holder of shares of Common Stock shall be entitled to one vote for each share thereof held. Except as otherwise expressly provided herein or as required by law, the holders of the Preferred Shares and the holders of Common Stock shall vote together and not as separate classes.

          (d)     Mergers and Liquidations. Notwithstanding anything to the contrary provided herein or elsewhere, as long as any of the Preferred Shares are issued and outstanding, the Corporation shall not, without first obtaining the approval (by vote (which must be by a proxy or ballot executed by each voting holder) or written consent as provided by law) of the holders of more than fifty (50%) percent of the outstanding Preferred Shares effect a Liquidation or Cash-Out Liquidation (each as defined below).”

     3.     The foregoing amendment to the Certificate of Determination has been duly approved by the Company’s Board of Directors.

     4.     The foregoing amendment to the Certificate of Determination has been duly approved by the required vote of the shareholders of the Corporation in accordance with Sections 902 and 903 of the General Corporation Law of California. The total number of outstanding shares of Common Stock of the Company as of the record date for determination of shareholders entitled to vote on the foregoing amendment was 5,784,721 and the total number of outstanding shares of Series A Preferred Stock was 4,522,545. The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being more than fifty percent (50%) of the outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class, and more than fifty percent (50%) of the outstanding shares of Series A Preferred Stock, voting as a separate class.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:       , 2003

Paul F. DePond President and Chief Executive Officer

Gerald W. Rice Chief Financial Officer

PROXY

NOTIFY TECHNOLOGY CORPORATION

      The undersigned shareholder(s) of Notify Technology Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 5, 2003, and hereby appoints Paul DePond and Gerald Rice, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Shareholders of Notify Technology Corporation to be held on March 26, 2003 at 10:00 a.m., local time, at the offices of Notify Technology Corporation, located at 1054 S. DeAnza Blvd., Suite #105, San Jose, CA 95129, and at any adjournment or postponement thereof, and to vote all shares of Notify Technology Corporation’s Common Stock and Series A Preferred Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

Notify Technology Corporation

March 26, 2003

Please date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER ACCOUNT NUMBER

Please detach and mail in the envelope provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. To elect six persons to the Company’s Board of Directors;	2.	To ratify and approve an amendment to the Company’s 1997 Stock Plan to increase the number of shares issuable thereunder by 500,000 shares;	☐	☐	☐

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See Instructions below)	o o o o o o	Paul F. DePond Michael K. Ballard Harold S. Blue David A. Brewer Andrew H. Plevin Bertram J. Polan	3. 4. 5.	To approve an amendment to the Company’s Certificate of Determination, Preferences and Rights of Series A Convertible Redeemable Preferred Stock;

To ratify the appointment of Burr, Pilger & Mayer LLP as the Company’s independent auditors for the current fiscal year; and

		To act on such other matters as may properly come before the meeting or any adjournment(s) thereof	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered names(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	The proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.